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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported) : October 1, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES CZN-1)
             (Exact name of registrant as specified in its charter)

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
            DELAWARE             333-64767-09             13-3891329
        (State or other          (Commission          (I. R. S. Employer
        jurisdiction  of         File Number)         Identification No.)
         incorporation)

     WORLD FINANCIAL CENTER,                                10080
       NEW YORK,  NEW YORK                                (Zip Code)
      (Address of principal
        executive offices)
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                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not Applicable

ITEM 2. ACQUISITION OF DISPOSITION OF ASSETS

        Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not Applicable
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ITEM 5. OTHER EVENTS

        99.1 Distribution to holders of the PreferredPlus Trust Series CZN-1 on October 1, 2003.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

        Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)   Financial statements of business acquired.

              Not applicable

        (b)   Pro forma financial information.

              Not applicable.

        (c)   Exhibits.

              99.1 Trustee's report in respect of the October 1, 2003 distribution to holders of the PreferredPlus Trust Series CZN-1

ITEM 8. CHANGE IN FISCAL YEAR

        Not Applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        Not Applicable

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

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
                                    MERRILL LYNCH DEPOSITOR, INC.

      Date:  10/1/03                By:   /s/ Barry N. Finkelstein
                                          Name: Barry N. Finkelstein
                                          Title: President
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                                 EXHIBIT INDEX

      99.1 Trustee's report in respect of the October 1, 2003 distribution to holders of the PreferredPlus Trust Series CZN-1.